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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K
                                Current Report

                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

                                June 15, 1995
                                -------------
                      (Date of earliest event reported)


                                 CLARCOR Inc.
                                 ------------
            (Exact name of registrant as specified in its charter)


DELAWARE                          0-3801                    36-0922490
- --------                          ------                    ----------
(State or other                   (Commission               (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


2323 Sixth Street, P.O. Box 7007, Rockford, Illinois            61125
- ----------------------------------------------------            -----
(Address of principal executive offices)                        (Zip Code)


815-962-8867
- ------------
(Registrant's telephone number,
including area code)


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Item 5. Other Events

On June 15, 1995, Mr. Norman E. Johnson was elected President and Chief Operating Officer of CLARCOR Inc. Mr. Lawrence E. Gloyd, who had been CLARCOR's President since 1986, will retain the position of Chairman of the Board and Chief Executive Officer.

Reference is made to Exhibit 1 hereto, which is a press release issued by CLARCOR Inc. on June 21, 1995, for additional details and information.







                                  Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            CLARCOR Inc.
                                            ------------
                                            (Registrant)


June 23, 1995                               By /s/ Lawrence E. Gloyd
                                              ----------------------

                                            Lawrence E. Gloyd
                                            Chairman of the Board &
                                            Chief Executive Officer